Exhibit 4.46

PURCHASE AGREEMENT NUMBER GUN-PA-04666

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Relating to Boeing Model 777-300ER Aircraft

(Contract Reference No.                                 )

This document has been redacted. The redacted information is subject to confidential treatment and has been omitted and filed separately with the commission.

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description	5
Article 2.	Delivery Schedule	5
Article 3.	Price	6
Article 4.	Payment	6
Article 5.	Additional Terms	6

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

GUN-PA-04666		Page 3
BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1703143	LA-AGTA Terms Updates

LA-1703144	LA-Payment Matters

LA-1703145	LA-Clarifications and Understandings

LA-1703146	LA-Boeing BFE Purchase

LA-1703147	LA-Cabin Systems Equipment

LA-1703148	LA-Special Escalation Program

LA-1703149	LA-EULA Special Matters

LA-1703150	LA-Government Approval

LA-1703151	LA-Liquidated Damages Non-Excusable Delay

LA-1703152	LA-Loading of Customer Software

LA-1703153	LA-Performance Guarantees

LA-1703154	LA-Special Matters

LA-1703155	LA-Open Configuration Matters

LA-1705807	LA-Integrated Performance Remedy

LA-1706283	LA-Working Together

GUN-PA-04666		Page 4
BOEING PROPRIETARY

PURCHASE AGREEMENT NO. PA-04666

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

This Purchase Agreement No. PA-04666 between The Boeing Company, a Delaware corporation, (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Importand Export Trading Corp., Ltd. as consenting party (Consenting Party), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 777- 300ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 19, 2000, between Boeing and Consenting Party (formerly known as China Southern Airlines Group Import and Export Trading Corp., Ltd.), identified as AGTA-GUN (AGTA). All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA, except that the term “Buyer’ in the AGTA shall mean “Customer” in this Purchase Agreement.

1. Quantity. Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-300ER aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. [*CTR], then only those obligations to be performed under the Purchase Agreement after the [*CTR] will be performed to the newly established scheduled delivery month. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

GUN-PA-04666		Page 5
BOEING PROPRIETARY

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Airframe Price. The Airframe Price reflected in Table 1 includes the engine price at its basic thrust level.

3.3 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 777-300ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*CTR] due within [*CTR] of the Effective Date. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the Effective Date, the total amount of advance payments due within [*CTR] Date will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price,

(v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Airframe and Optional Features Escalation Adjustment. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.

GUN-PA-04666		Page 6
BOEING PROPRIETARY

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. If Customer obtains, or is set to obtain, duplicative training and planning assistance from that set out in Supplemental Exhibit CS1, then Boeing may adjust Supplemental Exhibit CS1 accordingly.

5.5 Engine Escalation Adjustment. Supplemental Exhibit EE1 contains: a) the engine escalation formula applicable to the Engine Price when such Engine Price is separately specified in Table 1, and b) the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties, and the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this
Date
THE BOEING COMPANY	CHINA SOUTHERN AIRLINES COMPANY LIMITED
Signature	Signature
M. Shelley
Printed name	Printed name
Attorney-in-Fact
Title	Title

GUN-PA-04666		Page 7
BOEING PROPRIETARY

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.
Signature
Printed name
Attorney-in-Fact
Title

GUN-PA-04666		Page 8
BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-04666

Aircraft Delivery, Description, Price and Advance Payments

del/MTOW:	777-300ER	77[*CTR] pounds	Detail Specification:	D019W00 5-L (8/7/2015)
Engine Model/Thrust:	GE90-115BL	115,300 pounds	[*CTR] Formula:	1111 [*CTR]
Airframe Price:			Airframe Price Base Year/Escalation Formula: Engine Price Base Year/Escalation Formula:
Optional Features:	[*CTR]
Sub-Total of Airframe and Features:	[*CTR]		Airframe Escalation Data:
Enging Price (per Air craft):	$0		Base Yeal Index IIII	[*CTR]
Aircraft Basic Price (Excluding BFE /SPE):	-		BEK	-
Buye 1 Furnished Equipment (BFE) Estimate:	-
Seller Purchased Equipment (SPE)/1 n-Flight Entel	-
[*CTR]

[*CTR]	Number of [*CTR]	Escalation Factor [*CTR]	Escalation Estimate Adv Payment Base [*CTR]	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				[*CTR]	[*CTR]	[*CTR]	[*CTR]
Ar-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Ma-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Au-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	8

GUN-PA-04666		Page 1
Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

EXHIBIT A to PURCHASE AGREEMENT NUMBER PA-

04666

BOEING PROPRIETARY

EXHIBIT A

AIRCRAFT CONFIGURATION

DATED <EXECUTIONDATE>

relating to

BOEING MODEL 777-300ER AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement LA-1703155 to the Purchase Agreement, entitled “Open Configuration Matters”.

GUN-PA-04666-EXA		Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

EXHIBIT B to PURCHASE AGREEMENT NUMBER PA-

04666

BOEING PROPRIETARY

EXHIBIT B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than [*CTR] Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [*CTR] of each Aircraft.

Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*CTR]. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*CTR] of any documentation required by the customs authorities or by any other agency of the country of import.

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BOEING PROPRIETARY

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*CTR] all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*CTR] of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than [*CTR] a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than [*CTR] of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

GUN-PA-04666-EXB		Page 3
BOEING PROPRIETARY

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
777	[*CTR]

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

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BOEING PROPRIETARY

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

GUN-PA-04666-EXB		Page 5
BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES

ESCALATION ADJUSTMENT

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit AE1

to Purchase Agreement Number PA-04666

BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES

ESCALATION ADJUSTMENT

relating to

BOEING MODEL 777-300ER AIRCRAFT

1. Formula.

Airframe and Optional Featuresprice adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[*CTR]

Where:

[*CTR]

[*CTR]

[*CTR]

Where:

1111 is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

[*CTR]

- is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [*CTR] ca cu a e y es a 1s 1ng a [*CTR] arithmetic average value (expressed as a decimal and rounded to the nearesenth) using the values for [*CTR] months prior to the month of scheduled delivery of the applica e ircra. s employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November and December.

GUN-PA-04666-AE1		Page 2
BOEING PROPRIETARY

[*CTR]

Where:

is the base year index (as set forth in Table 1 of this Purchase Agreement); and

is a value determined using the U.S. Department of Labor, Bureau of Labor [*CTR], calculated as a [*CTR] month arithmetic average of the released monthly values (expressed ressed as a dec1ma and rounded to the nearest tenth) using the values for the [*CTR] months prior to the month of scheduled delivery of the applicable Aircraft.

II [*CTR]

Where:

I is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of                     shown in Table 1 of the Purchase Agreement. The entire calculationo-                     will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of J nd August of the preceding year will be utilized in determni ing the value of _                     _

Note:

(i)	In determni ing the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearestten-thousandth.

(ii)	• is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	• is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a - month arithmetic average of the released moiiT!iiyvaTu’ es (expressed as a decimal and rounded to the nearest tenth) using the values for the - months prior to the airframe base able base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

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BOEING PROPRIETARY

(v)	The final value of [*CTR] will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the [*CTR] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if [*CTR] months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the [*CTR] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since [*CTR] months prior to the price base year shown in the Purchase Agreement.

2.4 If within [*CTR] months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

GUN-PA-04666-AE1		Page 4
BOEING PROPRIETARY

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing [*CTR] prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the [*CTR] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the
Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

GUN-PA-04666-AE1		Page 5
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-04666

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers, model and part numbers of the following BFE items by the following dates:

Galley System	[*CTR]
Galley Inserts	[*CTR]
Seats (Suites)	[*CTR]
Seats (F/C, B/C, Premium E/C)	[*CTR]
Seats (Economyclass)	[*CTR]
Overhead & Audio System	[*CTR]
In-Seat Video System	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]

2. . On-dock Dates and Other Information.

On or before- months prior to each aircraft delivery, Boeing will provide to Customer the BFE Requirements. These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminaryBFE on-dock dates are set forth below:

GUN-PA-04666-BFE1		Page 2
BOEING PROPRIETARY

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials
Apr 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Au 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Ma 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total	8	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

3. Additional Delivery Requirements - Import.

Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customeris responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffice/sdoingbiz/supplier portal/index general.html

GUN-PA-04666-BFE1		Page 3
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

BETWEEN

THE BOEING COMPANY

AND

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit CS1

to Purchase Agreement Number PA-04666

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

Boeing Model 777-300ER Aircraft

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized support program (Customer Support Program) to be furnished in support of the Aircraft. The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; [*CTR]

1.2 Training materials, if applicable, will be provided to each student. In addition, [*CTR].

2. Flight Training.

Boeing will provide, if required, [*CTR]

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1 Maintenance Planning Assistance. [*CTR]

3.1.2 ETOPS Maintenance Planning Assistance. [*CTR]

3.1.3 GSE/Shops/Tooling Consulting. [*CTR]

GUN-PA-04666-CS1		Page 2
BOEING PROPRIETARY

3.2 Spares. [*CTR]

4. Technical Data and Documents.

[*CTR]

4.1 Fleet Statistical Data and Report.

[*CTR]

5.1 Aircraft Information.

5.1 Aircraft Information. [*CTR]

5.2 [*CTR]

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide [*CTR]

GUN-PA-04666-CS1		Page 3
BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit EE1

to Purchase Agreement Number PA-04666

BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-300ER AIRCRAFT

1. ENGINE ESCALATION.

[*CTR]

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

[*CTR]

[*CTR].

GUN-PA-04666-EE1		Page 2
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

SUPPLEMENTAL EXHIBIT SLP1

to PURCHASE AGREEMENT NUMBER PA-04666

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 777-300ER AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04666.

1. Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Leading edge device and trailing edge flap support system.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

GUN-PA-04666-SLP1		Page 2
BOEING PROPRIETARY

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spars including stiffeners.

(iii)	Attachment fittings between vertical stabilizer and body.

(iv)	Inspar ribs.

(v)	Rudder hinges and supporting ribs, excluding bearings.

GUN-PA-04666-SLP1		Page 3
BOEING PROPRIETARY

(vi)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii)	Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spars including splices and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer splice fittings and pivot and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

(vii)	Elevator hinges and supporting ribs, excluding bearings.

5. Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure.

(v)	For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

6. Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side strut, including spindles and universals.

(iv)	Upper and lower drag strut, including spindles and universals.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

GUN-PA-04666-SLP1		Page 4
BOEING PROPRIETARY

(viii)	Bogie beam.

(ix)	Axles.

(x)	Steering crank arm.

(xi)	Steering rod.

7. Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collar.

(vi)	Torsion links.

(vii)	Actuator support beam and hanger.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

GUN-PA-04666-SLP1		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703143

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	AGTA Terms Updates

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. AGTA Basic Articles.

Article 2.1.1, “Airframe Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For certain model aircraft, as reflected in the purchase agreement, the Airframe Price includes the engine price at its basic thrust level).

Article 2.1.3, “Engine Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to certain models of aircraft as reflected in the purchase agreement).

Article 2.1.5, “Escalation Adjustment”, of the basic articles of the AGTA is revised to read as follows:

2.1.5 Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for certain models of aircraft as reflected in the purchase agreement) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement when the Airframe Price does not include the engine price at its basic thrust level as reflected in the purchase agreement.

GUN-PA-04666-LA-1703143		Page 1
AGTA Terms Updates	BOEING PROPRIETARY

2. AGTA - Appendix I “Sample InsuranceCertificate”.

Appendix I, entitled “SAMPLE Insurance Certificate”, under the LIMITS OF LIABILITY section, the aircraft models and corresponding insurance amounts are hereby revised as follows:

737 [*CTR]

747, 767, 777, & 787 [*CTR]

3. AGTA - Exhibit C “Product AssuranceDocumen”t.

Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:

(i)	for all Boeing aircraft models except 767, the warrantyperiod ends forty-eight (48) months after Delivery.

Part 2, Article 3.1, subsection (iii) of Exhibit C of the AGTA is revised to read as follows:

(iii)	for Boeing aircraft model 767, the warranty period ends thirty-six (36) months after Delivery.

GUN-PA-04666-LA-1703143		Page 2
AGTA Terms Updates	BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703143		Page 3
AGTA Terms Updates	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN- PA-04666-LA-1703144

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make advance payments described in Articles 4.2 and 4.3 of the Purchase Agreement may be impacted due to monetary issues. Therefore Boeing agrees all advance payments due on or before the effective date of the signing of the Purchase Agreement, as specified in Articles 4.2 and 4.3, may be deferred without interest until [*CTR], by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

2. Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. For all advance payments due to Boeing, Boeing will provide Customer with an invoice [*CTR] prior to the date the advance payment is due. This is done as an accommodation for Customer and does not relieve Customer from providing advance payments to Boeing at the times shown in Table 1 of the Purchase Agreement.

3. Payment at Aircraft Delivery.

GUN- PA-04666-LA-1703144		Page 1
Payment Matters	BOEING PROPRIETARY

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay, or cause to be paid, the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoice for such payment about [*CTR] days prior to Aircraft delivery.

4. Rescheduling of Aircraft.

Concerning Letter Agreement [*CTR] [*CTR], if Customer does not make all advance payments as specified in the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints. Boeing will give Customer [*CTR] advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such [*CTR] day notification period. Boeing will work with Customer in good faith to explore alternatives to such Aircraft rescheduling as may be available.

5. Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of Paragraph 4 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within [*CTR] advance notice is given.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN- PA-04666-LA-1703144		Page 2
Payment Matters	BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703144		Page 3
Payment Matters	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04666-LA-1703145

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Clarifications and Understandings

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

1.1 Purchase Agreement, Article 1. Quantity, Model and Description. As set forth in the AGTA, Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of Aircraft and will obtain from the FAA and furnish to Customer at delivery of each Aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing’s manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish the Type Certificate. Similarly, the CAAC uses its CCAR 25 for its Type Certificate. CCAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AC 21-2). Such additional requirements are documented by the FAA in AC 21-2.

1.2 Purchase Agreement, Article 4. Payment.

GUN-PA-04666-LA-1703145		Page 1
Clarifications and Understandings	BOEING PROPRIETARY

Article 4.2 refers to payments due on the “effective date” of the Purchase Agreement. Article 4.3 refers to payments due “upon signing” of the Purchase Agreement. The effective date of the Purchase Agreement is the day it is signed by Boeing, Customer and the Consenting Party. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement. For clarification purposes, Boeing will provide invoices in advance for all payments due under the Purchase Agreement to facilitate payment by Customer.

1.3 Purchase Agreement, Article 5.6. Public Disclosure.

For clarity, Customer may make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Customer’s press release by Boeing’s public relations department or other authorized representative.

1.4 Purchase Agreement, Article 5.7. Negotiated Agreement; Entire Agreement.

For clarity, to the extent there is any inconsistency between the terms of the AGTA and the Purchase Agreement, in each case, relating to the Aircraft, the terms of this Purchase Agreement shall prevail.

2. AGTA Article 5.3 Demonstration Flights.

For clarity, demonstration flights are to demonstrate the function of the Aircraft only to Customer and not for marketing or commercial activities with Boeing’s other customers.

3. AGTA Article 5.5 Special Aircraft Test Requirements.

Customer is concerned for the potential that flight and ground test hours on any Aircraft could [*CTR]. As an accommodation for Customer’s concern, Boeing will notify Customer for any flight and ground testing that would [*CTR] on an Aircraft. Customer and Boeing agree to discuss the matter if tests are for purposes other than the flight and ground tests described in Article 5.5 (i) and (ii) of the AGTA. For the avoidance of doubt, Boeing flight and ground tests will not unfairly select Customer’s Aircraft when other aircraft are equally available and suitable for such tests.

4. AGTA Article 8.2 Insurance.

Customer is concerned about aircraft insurance requirements under Article 8.2 of AGTA after Customer has sold an Aircraft to a new owner. For clarity, after Customer has transferred the title of an Aircraft to the new owner, Customer will be released from [*CTR] for that specific Aircraft after Customer has provided Boeing the notification of such post-delivery sale (AGTA Appendix III provides such a reference notice). Notwithstanding the foregoing, Customer is not released from its obligation under Article 8.2 of AGTA during any period which Customer has control or possession of an Aircraft.

GUN-PA-04666-LA-1703145		Page 2
Clarifications and Understandings	BOEING PROPRIETARY

5. AGTA Exhibit A, Buyer Furnished Equipment,

5.1 Article 7. Title and Risk of Loss. For clarification purposes, the last sentence of Article 7.1 of Exhibit A of the AGTA will rovide Customer [*CTR] In either case, Boeing will not be liable for loss of use.

5.2 Article 9 Indemnification of Boeing. This last sentence of Article 9 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s storage, handling, and installation of the BFE.”

6. Purchase Agreement Exhibit B. Aircraft Delivery Requirements and Responsibilities.

6.1 Article 1.1, Airworthiness and Registration Documents. The first sentence of Article 1.1 shall be modified to read: “Airworthiness and Registration Documents. Not later than prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.” Customer and Boeing also agree to work together to minimize the impact related to Customer’s notification to Boeing of the aircraft SELCAL and Mode-S information.

6.2 Article 1.2. Certificate of Sanitary Construction. For clarification purposes and pursuant to Article 1.2.2, Customer has elected to receive the Certificate of Sanitary Construction at the time of Aircraft delivery.

6.3 Article 1.3.1, Import Documentation. At the end of article 1.3.1 the following shall be inserted, Boeing will provide reasonable assistance if requested by Customer in connection with the import of the Aircraft into the country of import.

6.4 Article 4.1, Schedule of Inspections, Article 4.2, Schedule for Demonstration Flights. and Article 4.3 Schedule for Customer’s Flight Crew. Articles identify parties that participate in such actions, and the Civil Aviation Authority of China (CAAC) may also participate in these actions. It’s noted that Boeing will provide advance notice of such actions.

6.5 Article 4.4, Fuel Provided by Boeing. In addition to the fuel provided by Boeing pursuant to Article 4.4, Boein=             ers with certain unique services or accommodation items at - If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if Customer does not load its own navigationdatabase for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

GUN-PA-04666-LA-1703145		Page 3
Clarifications and Understandings	BOEING PROPRIETARY

6.6 Article 4.6 Delivery Papers, Documents and Data. Replace the first sentence with the following:

“Boeing will have available at the time of delivery of the necessary Aircraft delivery papers, delivery agenda, documents and data for execution and delivery. Such documents may include, but are not limited to the following:

1.	Aircraft Bill of Sale
2.	FAA Export Certificate of Airworthiness
3.	Weight and Balance Supplement
4.	Engine Brochure
5.	Miscellaneous Delivery Record Brochure
6.	Aircraft Readiness Log
7.	Rigging Record Brochure
8.	Auxiliary Power Unit Log
9.	FAA Airworthiness Directive Compliance Record Status”

6.7 Article 4.7, Delegation of Authority. Boeing will present a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft. For clarity, if required to complete the delivery of Aircraft, Boeing will provide a legal opinion in form and substance satisfactory to the Customer in connection with delivery of the Aircraft.

7. Purchase Agreement Supplemental Exhibit BFE1, Aircraft Delivery Requirements and Responsibilities.

Customer and Boeing agree to work together to help Customer fulfill the requirements under Supplemental Exhibit BFE1.

8. Purchase Agreement – Redacted Versions.

Customer has concerns regarding the confidential treatment of the Purchase Agreement when the relevant stock exchanges require certain disclosure from Customer. To accommodate Customer, Boeing will provide redacted version of the Purchase Agreement if requested by Customer for the purpose of providing disclosure of the Purchase Agreement to relevant stock exchanges.

9. AGTA Terms Revisions.

AGTA terms revisions in L [*CTR] will apply to Purchase Agreement No. 04666 where applicable.

10. Purchase Agreement Letter Agreement LA-1703147 Cabin Systems Equipment (CSE).

GUN-PA-04666-LA-1703145		Page 4
Clarifications and Understandings	BOEING PROPRIETARY

10.1 For clarification purposes concerning CSE changes, Customer may provide written request to Boeing for review and approval subject to price and offer ability through Boeing’s master change or other process for amendment of the Purchase Agreement. In addition, Boeing agrees to work with Customer and suppliers in the event Boeing determines CSE changes are necessary to fulfill the Boeing’s obligations under the Purchase Agreement.

10.2 [*CTR].

10.3 Article 8. Customer’s Indemnification of Boeing. This last sentence of CSE Letter Areement LA-1703147 Article 8 shall be modified to read: [*CTR]

11. Purchase Agreement Letter Agreement LA-1703148 Special Escalation Program.

11.1 Customer has concerns regarding the length of time period Boeing - the Escalation Adjustment for the Airframe, Price and Optional Features of each Aircraft in Table 1 of the Purchase Agreement. For the avoidance of doubt, - [*CTR] mutual agreement between Customer and Boeing in the event of [*CTR]

11.2 In the event the Aircraft is [*CTR].

12. CAAC regulatory information

It is recognized that the Civil Aviation Authority of China (CAAC) works with certain aircraft-related information, including Type Certificate Data Sheets (TCDS), Validation of Type Certificate Data Sheets (VTCDS), Aircraft Letter of Definition (ALOD) in order to issue to Customer the necessary aircraft certificates for operating the Aircraft in China. Boeing agrees to work with the relevant regulatory entities on a timely basis to support the process providing such information to the CAAC.

13. Borescope Inspection.

At the time of delivery, if Boeing and Customer mutually agree that the condition of an Aircraft requires borescope inspections, such inspection will be conducted in accordance with the relevant aircraft engine maintenance procedures.

GUN-PA-04666-LA-1703145		Page 5
Clarifications and Understandings	BOEING PROPRIETARY

14. Assignment

14.1 Notwithstanding any other provisions of the Purchase Agreement, whereby this clause takes precedence, if Customer requests to assign an Aircraft under the Purchase Agreement to an assignee which Customer or China Southern Airlines Holding Company directly controls or holds [*CTR], Customer will work with Boeing in accordance with the lead-time and charges required for configuration changes and Boeing will not unreasonably withhold its consent to the assignment of Customer’s rights and obligations under the Purchase Agreement as relates to the specific Aircraft or post-delivery entitlements (collectively “Assigned Rights”), including but not limited to all rights and obligations with respect to advance payments already paid to Boeing under the Purchase Agreement.

14.2 Any such assignment will be in the form acceptable to Boeing (AGTA Appendix II provides such a reference form), including the undertaking by Customer to be bound by the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions set forth in Article 11 of Part 2 of Exhibit C to the AGTA.

15. Confidential Treatment.

Customer and Boeing understand and agree that the information contained in the Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. The parties agree that they will to limit the disclosure of its contents except as required by applicable laws, regulations, to its employees and its professional advisers with a need to know the contents for purposes of helping perform its respective obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of the parties hereto.

GUN-PA-04666-LA-1703145		Page 6
Clarifications and Understandings	BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703145		Page 7
Clarifications and Understandings	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703146

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. BFE Bill of Sale to Boeing. Customer will deliver to Boeing a bill of sale, in the form of Exhibit A to this Letter Agreement (BFE FULL WARRANTY BILL OF SALE), for all the Buyer Furnished Equipment (BFE) applicable to a specific Aircraft no less than four weeksprior to delivery of the specific Aircraft.

2. BFE Purchase Price and BFE Bill of Sale to Customer. The BFE purchase price will be the amount stated on the BFE FULL WARRANTY BILL OF SALE applicable to the specific Aircraft and will be reimbursed to Customer in the form of a miscellaneous credit memorandum on the specific Aircraft’s final delivery invoice. Upon Customers payment of the specific Aircraft’s final delivery invoice Boeing will deliver a bill of sale for the BFE to Customer either (i) in the form of Exhibit B to this Letter Agreement, or (ii) included in the specific Aircraft’s bill of sale, at the election of Customer.

3. Fee and Payment.

3.1 Customer will pay to Boeing [*CTR] of the BFE purchase price (Fee) which will [*CTR] or other activity associated with any of the BFE purchased as part of this letter Agreement.

3.2 The purchase price of the specific Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE FULL WARRANTY BILL OF SALE plus any amounts which are identified at the time of the specific Aircraft’s delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3.1, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3.1 will be payable to Boeing upon written demand and substantiated with supporting information.

GUN-PA-04666-LA-1703146		Page 1
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

4. Indemnities and Warranty.

4.1 Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4.2 Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

4.3 Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

4.4 For the purposes of the Indemnities and Warranty contained in this section 4 of this Letter Agreement, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

GUN-PA-04666-LA-1703146		Page 2
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04666-LA-1703146		Page 3
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

EXHIBIT A

BFE FULL WARRANTY BILL OF SALE

China Southern Airlines Company Limited (SELLER) in consideration of the promise of THE BOEING COMPANY (BUYER) to pay to SELLER                     U.S. Dollars ($                 ) hereby sells to BUYER the goods described in the “Schedule of Buyer Furnished Equipment” attached hereto (BFE). Such payment by BUYER will be made concurrently with delivery to                 of and payment for the aircraft bearing Manufacturer’s Serial No.                 on which the BFE is installed.

SELLER warrants to BUYER that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

THIS BFE Full Warranty Bill of Sale is delivered by SELLER to BUYER in the State of                     and will be interpreted under and governed by the laws of the State of Washington, U.S.A., except that Washington’s choice of law rules will not be invoked for the purpose of applying the law of another jurisdiction.

AGREED AND ACCEPTED this

Date

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Signature

Printed name

Title

GUN-PA-04666-LA-1703146		Page 4
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

Boeing Acknowledgment

Receipt of this BFE Full Warranty Bill of Sale is hereby acknowledged by BUYER by its duly authorized representative.

THE BOEING COMPANY

Signature

Printed Name

Attorney-In-Fact
Title

GUN-PA-04666-LA-1703146		Page 5
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

SCHEDULE OF BUYER FURNISHED EQUIPMENT

APPLICABLE to

BOEING MODEL <MODEL> AIRCRAFT

MANUFACTURER’S SERIAL NO. <MSN>

GUN-PA-04666-LA-1703146		Page 6
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

EXHIBIT B

BOEING BFE BILL OF SALE

THE BOEING COMPANY (SELLER) in consideration of the sum of One U.S. Dollar ($1.00) and other valuable consideration hereby sells to                     (BUYER) the goods described in the “Schedule of Buyer Furnished Equipment” attached hereto (BFE). Such payment by BUYER will be made concurrently with delivery to BUYER of and payment for the aircraft bearing Manufacturer’s Serial No.                     on which the BFE is installed.

SELLER represents and warrants that it has such title to the BFE as was previously transferred to SELLER by China Southern Airlines Company Limited and that it hereby conveys such BFE and such title thereto to BUYER.

THIS Boeing BFE Bill of Sale is delivered by SELLER to BUYER in the State of                     and will be interpreted under and governed by the laws of the State of Washington, U.S.A., except that Washington’s choice of law rules will not be invoked for the purpose of applying the law of another jurisdiction.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

Signature

Printed name

Title

GUN-PA-04666-LA-1703146		Page 7
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

Boeing Acknowledgment

Receipt of this BFE Bill of Sale is hereby acknowledged by BUYER by its duly authorized representative.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Signature

Printed Name

Attorney-In-Fact
Title

GUN-PA-04666-LA-1703146		Page 8
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

SCHEDULE OF BUYER FURNISHED EQUIPMENT

APPLICABLE to

BOEING MODEL <MODEL> AIRCRAFT

MANUFACTURER’S SERIAL NO. <MSN>

GUN-PA-04666-LA-1703146		Page 9
Boeing Purchase of Buyer Furnished Equipment	BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703147

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the In-Flight Entertainment and communications systems described in Attachment A to this Letter Agreement (collectively referred to as Cabin Systems Equipment or CSE). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the Aircraft.

The complexity of the CSE requires special attention and additional resources during the development, integration, and certification of the CSE and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of [*CTR] as set forth in Attachment B.

1. Responsibilities.

1.1 Customer will:

1.1.1 provide Customer’s CSE system requirements to Boeing;

1.1.2 select the CSE suppliers (Supplier(s)) and system configuration) from among those identified in the Option(s) listed in Attachment A to this Letter Agreement, on or before [*CTR]; or as otherwise available in the then current Standard Selections Catalog and formally offered by Boeing;

1.1.3 promptly after selecting the Options, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Customer’s and Boeing’s respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery;

GUN-PA-04666-LA-1703147		Page 1
Installation of Cabin Systems Equipment	BOEING PROPRIETARY

1.1.4 select Supplier part numbers;

1.1.5 negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 provide pricing information for CSE part numbers selected to Boeing by a mutually selected date;

1.1.7 negotiate and obtain agreements with any required service providers;

1.1.8 include in Customer’s contract with any seat supplier a condition causing such seat supplier to enter a bonded stores agreement with Boeing. This bonded stores agreement will set forth the terms concerning the use, handling. storage, and risk of loss of CSE during the time such equipment is under the seat supplier’s control;

1.1.9 cause Suppliers to:

1.1.9.1 assist the seat suppliers in the preparation of seat assembly functional test plans;

1.1.9.2 coordinate integration testing, and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing; and

1.1.9.3 comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificatedata for the life of such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer and included in any applicable contracts between Customer and Supplier.

1.2 Boeing will:

1.2.1 [*CTR]

1.2.2 [*CTR]

1.2.3 [*CTR]

GUN-PA-04666-LA-1703147		Page 2
Installation of Cabin Systems Equipment	BOEING PROPRIETARY

1.2.4 [*CTR];

1.2.5 [*CTR]

1.2.6 [*CTR]

1.2.7 [*CTR]

2. Software.

CSE systems may contain software of the following two types:

2.1 Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

2.2 Customer’s Software. The software which is defined by the Customer to support specified features and appearance is Customer’s Software and is not part of the CSE.

2.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager’s functions described in Attachment B, for Customer’s Software.

2.2.2 The omission of any Customer’s Software or the lack of any functionailty of Customers Software will not be a valid condition for Customers rejection of the Aircraft at the time of Aircraft delivery.

2.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer’s Software.

GUN-PA-04666-LA-1703147 Installation of Cabin Systems Equipment		Page 3
BOEING PROPRIETARY

3. Changes.

3.1 After Customer’s selection of CSE, in accordance with the terms of this letter agreement, any changes to CSE may only be made by and between Boeing and the Supplier. Any Customer request for changes to the CSE specification after selection by Customer will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement and if such changes are acceptable, shall be confirmed in writing between Boeing and Customer. Any Supplier price increase or decrease resulting from such change will be negotiated and agreed between Customer and Supplier.

3.2 Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within [*CTR] notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

4. Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier’s purchase order with Boeing. Within [*CTR] of Customer’s receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 will apply.

5. Exhibits B and C to the AGTA.

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6. Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if supplier fails (for any reason other than a default by Boeing under the purchase order terms) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

6.1 revise the [*CTR] of the Aircraft to accommodate the delay in delivery of the conforming CSE and base the calculation of the[*CTR];

6.2 [*CTR]

GUN-PA-04666-LA-1703147 Installation of Cabin Systems Equipment		Page 4
BOEING PROPRIETARY

6.3 increase the [*CTR], including but not limited to, [*CTR] by Boeing [*CTR].

7. Advance Payments.

7.1 Estimated Price for the CSE. An estimated rice for the CSE purchased by Boeing will be included in the            to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement.

7.2 Aircraft Price. The Aircraft Price will include the [*CTR] charged Boeing by Suppliers or otherwise incurred by Boeing.

8. Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any CSE, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the CSE.

9. Title and Risk of Loss.

Title of CSE will remain with Boeing until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

GUN-PA-04666-LA-1703147 Installation of Cabin Systems Equipment		Page 5
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04666-LA-1703147 Installation of Cabin Systems Equipment		Page 6
BOEING PROPRIETARY

ATTACHMENT A

CABIN SYSTEMS EQUIPMENT

The following optional features (Option(s)) describe(s) the items of equipment that under the terms and conditions of this Letter A reement are considered to be CSE. Each such Option is fully described in the / [*CTR] // as described in Exhibit A to the Purchase Agreemen . ma [*CTR] configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

/ [*CTR].../

GUN-PA-04666-LA-1703147 Installation of Cabin Systems Equipment		Page 7
BOEING PROPRIETARY

ATTACHMENT B

[*CTR]

1. [*CTR]

Boeing will perform the following functions for the CSE. [*CTR]:

(i)	[*CTR]

(ii)	[*CTR]

(iii)	[*CTR]

(iv)	[*CTR]

(v)	[*CTR]

(vi)	[*CTR];

(vii)	[*CTR] and

(viii)	[*CTR]

2. System Integration.

[*CTR]

(i)	[*CTR]

GUN-PA-04666-LA-1703147 Installation of Cabin Systems Equipment		Page 8
BOEING PROPRIETARY

(ii)	[*CTR]

(iii)	[*CTR]

3. Seat Integration.

(i)	[*CTR]

GUN-PA-04666-LA-170314 7 Installation of Cabin Systems Equipment		Page 9
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04666-LA-1703148

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject: Special Escalation Program

Reference: Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 8.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft will be determined in accordance with this Letter Agreement.

3. Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard [*CTR] escalation formula. Only one escalation forecast will be used to conduct the escalation analysis performed in accordance with Article 8.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A of this Letter Agreement.

GUN-PA-04666-LA-1703148		LA Page 1
Special Escalation Program	BOEING PROPRIETARY

4. [*CTR]

4.1 [*CTR] in accordance with the term of this Letter Agreement.

4.2 The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft will be [*CTR] unless the escalation forecast, as set forth in Article 3, project a [*CTR] factor for the scheduled delivery month of any Program Aircraft that is deliver within the time period applicable to such escalation forecast. See attachment B (Capped Factor).

5. [*CTR] Cumulative Annual Escalation during the [*CTR].

If the cumulative annual escalation factor as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Program Aircraft, produces an escalation rate of equal to or less than two point seven five percent (2.75%) cumulative annual escalation for such Program Aircraft, then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

6. [*CTR]

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delive of Aircraft, reduces an [*CTR]

7. [*CTR]

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delive of Aircraft, [*CTR]

GUN-PA-04666-LA-1703148		LA Page 2
Special Escalation Program	BOEING PROPRIETARY

8. [*CTR]

8.1 If the escalation forecast, as set forth in Article 3, above, projects a [*CTR]

8.1.1 [*CTR] or

8.1.2 [*CTR]

8.1.3 [*CTR]

8.2 If Boeing or Customer exercise the option described in Article 8.1.3 above, [*CTR]

8.2.1 [*CTR].

8.2.2 Should Customer, and neither Articles 8.1.1 nor 8.1.2 apply, fail to issue any notice to Boeing in accordance with Article 8.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be [*CTR]

GUN-PA-04666-LA-1703148 Special Escalation Program		LA Page 3
BOEING PROPRIETARY

8.3 Should Boeing fail to issue an Escalation Notice to Customer in accordance with Article 8.1, then the escalation adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance [*CTR].

9. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft will be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

10. Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

11. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04666-LA-1703148 Special Escalation Program		LA Page 4
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04666-LA-1703148 Special Escalation Program		LA Page 5
BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

GUN-PA-04666-LA-1703148 Special Escalation Program		LA Page 6
BOEING PROPRIETARY

ATTACHMENT B

Escalation Factors

Airframe Price Base Year: -

Beginning of [*CTR]: [*CTR]

End of [*CTR]: [*CTR]

Delivery Date	[*CTR] Escalation Factors	[*CTR] Escalation Factors
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

GUN-PA-04666-LA-1703148 Special Escalation Program		LA Page 7
BOEING PROPRIETARY

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

GUN-PA-04666-LA-1703148 Special Escalation Program		LA Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703149

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Recitals

1. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

2. The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3. Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1. Prior to delivery of the Aircraft, Boeing will make available to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

GUN-PA-04666-LA-1703149 EULA		Page 1
BOEING PROPRIETARY

2. Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a [*CTR]

3. In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERNAIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERNAIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703149 EULA		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04666-LA-1703150

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Government Approval Matters

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the [*CTR]. Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2. Flexibility.

Boeing and Customer will work together, to help Customer [*CTR], and to ensure the delivery schedule and advance payments as specified in Table 1 of the Purchase Agreement are met. If Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer for [*CTR], take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing’s production considerations and requirements, while expressly reserving all of Boeing’s rights and remedies under law.

GUN-PA-04666-LA-1703150 Government Approval Matters		Page 1
BOEING PROPRIETARY

2.1. Reschedule Aircraft. Boeing may reschedule an or all of the Aircraft. Boeing, after consultation with Customer, will give [*CTR] notice of any such Aircraft rescheduling, an wI no resc e u e ircra or which Customer becomes current with advance payments prior to the expiration of such [*CTR] notification period.

The following terms shall apply to the rescheduled Delivery Period Aircraft.

2.1.1 The [*CTR] for each such rescheduled Aircraft will be in accordance with the provisions of will be [*CTR] in accordance with the provision of the Purchase Agreement.

2.1.2. Advance a ments for each such rescheduled Aircraft will be calculated to the [*CTR] in accordance with the provisions of the Purchase Agreement.

2.1.3. The Advance Payment Base Price will be calculated to the - [*CTR] in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the [*CTR] in              accordance with the provisions of the Purchase Agreement.

2.1.4. In the event of any delivery reschedule performed under this Letter Agreement, Boeing will              for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2. Terminate Aircraft. Boeing, after consultation with Customer, may terminate the Aircraft by providing Customer with written notice of such termination and shall o Customer, [*CTR] - Customer for the terminate Aircraft.

3. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

GUN-PA-04455-LA-1703150 Government Approval Matters		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04455-LA-1703150 Government Approval Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703151

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Liquidated Damages - Non-Excusable Delay

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay [*CTR] after the Scheduled Delivery Month (collectively Non-excusable Delay Payment Period) at a rate [*CTR] per Aircraft (Liquidated Damages). Liquidated Damages will be payable at actual delivery of the Aircraft or as per Article 5.

2. Interest.

In addition to the Liquidated Damages in section 1, for each day of Non-Excusable Delay in days after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

The product of the dail interest rate, computed by dividing the interest rate in effect for each day by             , times the entire amount of advance payments receive [ILLEGIBLE]. The interest rate in effect for each day will be computed the [*CTR], effective the first business day of the calendar month and reset each calendar month.

GUN-PA-04666-LA-1703151 Liquidated Damages - Non-Excusable Delay	Page 1
BOEING PROPRIETARY

Such interest will be calculated on a simple interest basis and paid in full at actual delivery of the Aircraft.

3. [*CTR]

In the event any Aircraft has been delayed beyond the Scheduled Delivery Month due to a Non-Excusable Delay, for the Non-Excusable Delay P calculation of the Escalation Adjustment will be based on the - [*CTR]

4. [*CTR]

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the are ate duration of the Non-Excusable Dela for such Aircraft [*CTR]. Within [*CTR] of receipt of written notice from Boeing that delivery of an aircraft will be delayed beyond the Non-Excusable Delay Period, [*CTR] the Purchase Agreement to such Aircraft by written or telegraphic notice given to the other. [*CTR] period, then the Purchase Agreement will remain in effect for the Aircraft.

5. [*CTR]

If the Purchase Agreement is - with respect to any Aircraft for a Non-Excusable Delay, Boeing will pay Cus

i)	Liquidated Damages at the later to occur of: [*CTR]

[*CTR]	Promptly for Interest calculated and paid in full as described above, except the period of interest calculation will end on the date Boeing returns such ments, [*CTR] - after the effective date of the termination.

(iii)	Promptly for the entire principal amount of the advance payments received by Boeing for such Aircraft, [*CTR]

6. Exclusive Remedies.

GUN-PA-04666-LA-1703151 Liquidated Damages - Non-Excusable Delay	Page 2
BOEING PROPRIETARY

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

7. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04666-LA-1703151 Liquidated Damages - Non-Excusable Delay	Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703151 Liquidated Damages - Non-Excusable Delay	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703152

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Introduction.

1.1 At Customer’s request, Boeing may offer to perform a courtesy load of Customer-unique aircraft operational software and associated data owned by or licensed to Customer (Customer Software) on the Aircraft. The terms and conditions of this Letter Agreement will apply if Customer has accepted Boeing’s offer to perform a courtesy load of Customer Software on the Aircraft.

1.2 Customer Software is not part of the Aircraft type design therefore the Aircraft cannot be certified for delivery with such Customer Software installed on the Aircraft. For the Aircraft systems included in the Aircraft type design, Boeing will install its baseline production software to certify the Aircraft for delivery to Customer.

2. Customer Software Loading.

2.1 Boeing may temporarily load Customer Software on the Aircraft prior to Aircraft certification to support standard Customer inspection activities for the Aircraft. Following the Customer inspection activities, Boeing will remove the Customer Software.

2.2 Boeing may load [*CTR].

3. Additional Terms and Conditions.

GUN-PA-04666-LA-1703152 Loading of Customer Software		Page 1
BOEING PROPRIETARY

3.1 Customer must provide the Customer Software to Boeing in support of Boeing’s schedule requirements. If any Customer Software load is not successful, Boeing will not be required to further attempt to load such Customer Software and Boeing will load Boeing baseline production software, if applicable, on the Aircraft.

3.2 Customer is responsible for all testing, verification, quality assurance, and operational approval of Customer Software.

3.3 Customer Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 9, 10, and 11 of Exhibit A “Buyer Furnished Equipment Provisions Document” of the AGTA and such Articles apply to the loading of Customer Software.

3.4 The loading of Customer Software is a service under Exhibit B “Customer Support Document” of the AGTA.

3.5 Boeing makes no warranty for the Customer Software loading services and Article 11 of Part 2 of Exhibit C “Disclaimer and Release; Exclusion of Liabilities” of the AGTA and Article 8.2 “Insurance” of the AGTA apply to the loading of Customer Software.

GUN-PA-04666-LA-1703152 Loading of Customer Software		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703152 Loading of Customer Software		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703153

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

2. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04666-LA-1703153 Performance Guarantees		Page 1
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04666-LA-1703153 Performance Guarantees		Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

MODEL 777-300ER PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES COMPANY LIMITED

SECTION             CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 4666
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 777-300ER Aircraft with a maximum takeoff wei ht of                    , a maximum landing wei ht of                 , and a maximum zero fuel weight of                 equipped with Boeing furnished GE90-115BL engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA-approved takeoff gross weight at the start of groundroll, at a temperature of. , at an altitude of , with an alternate forward center of ravit limit of [*CTR] takeoff thrust, and using the conditions defined below, will not be less than the following guarantee value:

GUARANTEE: [*CTR]

Condtiions:

The takeoff runway available (TORA) is [*CTR]

The takeoff distance available (TODA) is [*CTR]

The accelerate-stop distance available (ASDA) is - [*CTR]

The lineup allowance adjustment to TORA and TODA is II [*CTR]

The lineup allowance adjustment to ASDA is -                     .

The runway slope [*CTR]

The minimum level off height is -                     .

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]
5.	[*CTR]	[*CTR]
6.	[*CTR]	[*CTR]
7.	[*CTR]	[*CTR]
8.	[*CTR]	[*CTR]
9.	[*CTR]	[*CTR]
10.	[*CTR]	[*CTR]

2.1.2	The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of- at an altitude o , with an alternate forward center of gravity limit of of the mean aerodynamic chord, using maximum ta eo rust, and using the conditions defined below, will not be less than the following guarantee value:

GUARANTEE: [*CTR]

Conditions :

The takeoff runway available (TORA) is [*CTR]

The takeoff distance available (TODA) is [*CTR]

The accelerate-stop distance available (ASDA) is - [*CTR]

The lineup allowance adjustment to TORA and TODA is II [*CTR]

The lineup allowance adjustment to ASDA is -             .

The runway slope is [*CTR]

The minimum level off height is -             .

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]
5.	[*CTR]	[*CTR]
6.	[*CTR]	[*CTR]
7.	[*CTR]	[*CTR]

2.2	Landing

The FAA-approved landing field length at a gross weight of [*CTR] and at a sea level altitude, will not be more than the following guarantee value:

GUARANTEE: [*CTR]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] in still air [*CTR] te) using the conditions and operating rules defined below, will not be less than the following guarantee value:

NOMINAL:                 [*CTR]

TOLERANCE:            [*CTR]

GUARANTEE:            [*CTR]

The above payload may require special attention to payload distribution.

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is - .

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

The airport temperature is -

The takeoff runway available(TORA) is - [*CTR]

The takeoff distance available (TODA) is [*CTR]

The accelerate-stop distance available (ASDA) is [*CTR]

The lineup allowance adjustment for TORA and TODA is -             .

The lineup allowance adjustment for ASDA is [*CTR]

The runway slope is [*CTR]

The minimum level off height is -

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
6.	[*CTR]	[*CTR]
7.	[*CTR]	[*CTR]
8.	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

Takeoff performance is based on an alternate forward center of gravity limit of [*CTR] the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

The takeoff gross weight will conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*CTR], the Aircraft retracts landing gear, climbs to [*CTR] above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to [*CTR] altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is [*CTR] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*CTR] number.

The Aircraft cruises at westbound ICAO RVSM cruise altitudes.

The temperature is ISA [*CTR] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR] at sea level.

The temperature is ISA [*CTR] during descent.

P.A. No. 4666
AERO-B-BBA4-M17-0752B		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

Minimum flight idle thrust is used except as required at the top of descent to satisfy the above - per minute criteria.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport altitude_is _

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Apu:
	Fuel	[*CTR]
Taxi-Out:
	Fuel	[*CTR]
Takeoff and Climbout Maneuver:
	Fuel	[*CTR]
	Distance	[*CTR]
Approach and Landin
	Fue l	.
Taxi-In (will be consumedfrom the reserve fuel):
	Fuel	[*CTR]
Usable reserve fuel remaining upon
completion and dingn maneuver: -

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

For information purposes, the reserve fuel is based on a standard day temerature and a) a contingency fuel allowance equivalent to [*CTR] point through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an [*CTR], b) [*CTR] a [*CTR] alternate with a cruising altitude of [*CTR], c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] hold at [*CTR]. Reserve fuel will not be less than [*CTR].

2.3.2	Mission Block Fuel

The block fuel for a stage length of            in still air [*CTR] ) with a - [*CTR] payload using the conditions and operating rules defined below, will not be more than the following guarantee value:

NOMINAL:	[*CTR]
TOLERANCE:	[*CTR]
[*CTR]	[*CTR]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is - .

The airport temperature is • .

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

The takeoff runway available (TORA) is - [*CTR]

The takeoff distance available (TODA) is [*CTR]

The accelerate-stop distance available (ASDA) is [*CTR]

The lineup allowance adjustment for TORA and TODA is -             .

The lineup allowance adjustment for ASDA is [*CTR]

The runway slope is [*CTR]

The minimum level off height is -             .

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Height	Distance
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]
5.	[*CTR]	[*CTR]
6.	[*CTR]	[*CTR]
7.	[*CTR]	[*CTR]

Takeoff performance is based on an alternate forward center of gravity limit of- of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight will conform to FAA Regulations.

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

Climbout Maneuver:	Following the takeoff to [*CTR], the Aircraft retracts landing gear, climbs to [*CTR] above the departure airport altitude and accelerates to the recommended speed while retracting flaps.

Climb:	The Aircraft climbs from the initial climb altitude to [*CTR] altitude at the recommended speed.

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.

The temperature is ISA [*CTR] during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at [*CTR] number.

The Aircraft cruises at westbound ICAO RVSM cruise altitudes.

The temperature is ISA [*CTR] during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR] at sea level.

The temperature is [*CTR] during descent.

P.A. No. 4666
AERO-B-BBA4-M17-0752B		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

Minimum flight idle thrust is used except as required at the top of descent to satisfy the above - per minute criteria.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.

The destination airport [*CTR]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following will be used as fixed quantities and allowances:

Apu:
	Fuel	[*CTR]

Taxi-Out:
	Fuel	[*CTR]

Takeoff and Climbout Maneuver:
	Fuel	[*CTR]
	Distance	[*CTR]

Approach and Landin
	Fuel	.

Taxi-In (will be consumed from the reserve fuel):
	Fuel	[*CTR]

Usable reserve fuel remainnig upon completion and dingn maneuver: -

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

For information purposes, the reserve fuel is based on a standard day temperature and acontingency fuel allowance equivalent to. - of the trip time from the redispatch point through the completion of the approach and landing maneuver at the final destination airport, starting at the end of the cruise at an [*CTR], b) a [*CTR] to a [*CTR] a [*CTR] c) an approach and landi the alternate airport, and d) a -- at [*CTR]. Reserve fuel will not be less than [*CTR].

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in paragraph 2.3.4 is the basis for the mission guarantees of paragraphs 2.3.1 through 2.3.2.

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

2.3.4	777-300ER Weight Summary – China Southern Airlines (GUN)

Kilograms
Standard Model Specification (MEW)	[*CTR]
Configuration Specification [*CTR]
365 (22 FC / 70 BC / 273 TC) Interior
GE90-115B Engines
Maximum Taxi Weight
Liters Fuel Capacity
Changes for China Southern Airlines:
Interior Change to 361 Passengers (28 CC / 28 PYC / 305 YC) *	[*CTR]
Ref: LOPA-B7720491A
Selected MTW: [*CTR]	[*CTR]
Engine Thrust Rating: GE90-[*CTR]	[*CTR]
IFE - In Flight Entertainment [*CTR]	[*CTR]
In-Flight Overhead Flight Crew Rest (2 Berths and 2 Seats)	[*CTR]
In-Flight Overhead Attendant Crew Rest (8 Berths) 22 Minute Additional Chemical Oxygen	[*CTR] [*CTR]
Additional Customer Options Allowance	[*CTR]

China Southern Airlines Manufacturer’s Empty Weight (MEW)
Standard and Operational Items Allowance
(Paragraph 2.3.5)
China Southern Airlines Operational Empty Weight (OEW)	[*CTR]

	Quantity	Kilograms	Kilograms
* Seat Weight Included:			[*CTR]
Business Class Singles	[*CTR]
Business Class Furniture	[*CTR]

Premium Economy Class Doubles	[*CTR]	[*CTR]

Economy Class Doubles	[*CTR]
Economy Class Triples	[*CTR]

P.A. No. 4666
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

2.3.5	Standard and Operational Items Allowance Standard Items Allowance

	Qty	Kilograms	Kilograms	Kilograms
Standard Items Allowance				[*CTR]
Unusable Fuel			[*CTR]
Oil			II
Oxygen Equipment			II
Miscellaneous Equipment			II
Galley Structure & Fixed Inserts			[*CTR]

Operational Items Allowance
Crew and Crew Baggage			[*CTR]	[*CTR]
Flight Crew (Inc. Pilot Flight Bag)	I	[*CTR]
Cabin Crew (Inc. Flight Att. Kit)	II	[*CTR]
Baggage	II	[*CTR]
Catering Allowance			[*CTR]
Business Class	II	[*CTR]
Premium Economy Class	II	[*CTR]
Economy Class	[*CTR]	[*CTR]
Passenger Service Equipment ( 361			[*CTR]
Potable Water - ) 361 Passengers			[*CTR]
Waste Tank Disinfectant			I
Emergency Equipment (Incl. Overwater Equip.)
Cargo System			[*CTR]
Pallets	I
Containers	II	[*CTR]
Total Standard and Operational Items Allowance				[*CTR]

P.A. No. 4666
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Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019W005, Revision M, “Configuration Specification, Model 777-200, -200ER, -200LR, - 300, -300ER”, dated April 28, 2017, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of paragraph 2.3.1, and the specified payload of the paragraph 2.3.2 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.

P.A. No. 4666
AERO-B-BBA4-M17-0752B		SS17-0542
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment will be appropriately modified to reflect any such change.

4.4	The takeoff and landing guarantees, and the takeoff mission guarantees are based on [*CTR]

4.5	The climb, cruise and descentportions of the mission of the mission guarantees include [*CTR].

4.6	Long Range Cruise (LRC) [*CTR]

4.7	The climb, cruise and descent portions of the missio es are based on an Aircraft center of gravity location of- of the mean aerodynamic chord.

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
BOEING PROPRIETARY

Attachment to Letter Agreement

No. LA-1703153

GE90-115BL Engines

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [*CRT] unless otherwise specified.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 will be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee will be based on the FAA - approved Airplane Flight Manual for the Model 777-300ER.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees will be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	Compliance with the mission block fuel guarantees may exceed the design weights in the FAA-approved Airplane Flight Manual for convenience of calculating block fuel for the specified payload. Such exceedance is not to be construed as authorization to operate the aircraft above the weights in the FAA-approved Airplane Flight Manual.

5.5	The OEW used for compliance with the mission guarantees will be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.6	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 4666
AERO-B-BBA4-M17-07528		SS17-0542
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703154

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meanni g as in the PurchaseAgreement.

1. Credit Memoranda. In consideration of Custome’rs purchase of eight (8) Aircraft, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customerthe following credit memoranda:

1.1 Basic Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a basic credit memorandum Basic Credit Memorandum in an amount of [*CTR]

1.2 Customer Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a customer sup art credit memorandum CustomerSu ort Credit Memorandum in an amount of [*CTR]

1.3 777 Loyal Customer Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 777 loyal customer credit memorandum 777 Lo al Customer Credit Memorandum in an amount of [*CTR]

1.4 777-300ER Incremental Purchase Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 777-300ER incremental purchase credit memorandum 777-300ER Incremental Purchase Credit Memorandum in an amount of [*CTR]

1.5 Wide-body Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a Wide-body credit memorandum (Wide-body Credit Memorandum ) in an amount of [*CTR]

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Special Matters	BOEING PROPRIETARY

1.6 Operations Support Credit Memorandum. As a consideration to Customer to address Customer concerns on operational support, at the time of delivery of each Aircraft, Boeing will issue to Customer an operations sup ort credit memorandum 0 erations Su ort Credit Memorandum in an amount of [*CTR]

1.7 Signing Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer credit memorandum Si nin Credit Memorandum in an amount of [*CTR]

1.8 Partnership Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a partnership credit memorandum (Partnership Credit Memorandum in an amount of [*CTR]

1.9 Executive Closing Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer an executive closin credit memorandum (Executive Closing Memorandum) in an amount of [*CTR]

1.10 Promotional Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a promotional support credit memorandum [ILLEGIBLE] Credit Memorandum) in the fixed amount of [*CTR]

1.11 Unless otherwise noted, the amounts of the credit memoranda set forth in paragraphs 1.1 to 1.9 above are stated in the - base year dollars, as defined in Table 1 to the Purchase Agreement, and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to such Aircraft. In addition, unless otherwise noted, the credit memoranda set forth in paragraphs 1.1 to 1.10 above, may, at the election of Customer,be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

2. Additional Business Considerations.

In further consideration of Customers purchase of the eight (8) Aircraft in the proposal, Boeing will provide to Customer the following.

2.1 Introduction Support Credit Memoranda. Boeing will issue to Customer introduction support credit memoranda as follows: i) Boeing will issue to Customer an introduction support credit memorandum (Introduction Support Credit Memorandum 1) in the fixed amount of              payable to Customer on [*CTR] and ii) Boeing will issue to Customer an introduction su ntroduction Su ort Credit Memorandum 2) in the [*CTR] payable to Customer [*CTR].

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BOEING PROPRIETARY

2.2 777-300ER Fleet Growth Support Credit Memorandum. Boeing will issue to Customer a 777-300ER Fleet Growth support credit memorandum 777-300ER Fleet Growth Su ort Credit Memorandum, in the [*CTR] payable to Customer on [*CTR].

2.3 Special Support Credit Memorandum. Boeing will issue to Customer a special support credit memorandum (Special Support Credit Memorandum) in the [*CTR] payable to Customer on - [*CTR]

2.4 Configuration Support Creadit Memorandum. Should Customer purchase the [*CTR], Boeing will issue to Customer a configuration support credit memorandum (Configuration Support Credit Memorandum) in the [*CTR] payable to Customer [*CTR] e Configuration Supp [ILLEGIBLE] [*CTR] purchases the retrofit service package from Boeing.

2.5 Engineering Technical Goods and Services Credit Memorandum. Boeing will issue to Customer an engineering technical goods and services credit memorandum [ILLEGIBLE], Technical Goods and Services Credit Memorandum in the [*CTR].

2.6 Wide-body Development Goods and Services Credit Memorandum. Boeing will issue to Customer an wide-body development goods and services credit memorandum Wide-bod Development Goods and Services Credit Memorandum in the [*CTR].

2.7 Unless otherwise noted, the amounts of the credit memoranda set forth in paragraphs2.1 through 2.6 above are              In addition, unless otherwise noted, the credit memoran a may, a e e ec I0n o ustomer, be (i) applied against the Aircraft Price at the time of delivery or (ii) used for the purchase of other Boeing goods and services (but may not be applied to advance payments) or (iii) Issued by wire transfer to the account provided by the Customer. For the avoidance of doubt, goods and services credit memoranda many only be used for Boeing goods and services.

3. Assignment.

GUN-PA-04666-LA-1703154 Special Matters		Page 3
BOEING PROPRIETARY

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the 777 Loyal Customer Credit Memoranda contained in paragraph 1.3 above, in the event of any unauthorized disclosure by Customer.

GUN-PA-04666-LA-1703154 Special Matters		Page 4
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04666-LA-1703154 Special Matters		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1703155

China Southern Airlines Company Limited No.

278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of the Aircraft is defined by Boeing Model 777 Detail Specification D019W005-L dated August 7, 2015. Due to the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Aircraft will be completed as described below.

1.2 Final Configuration. The Aircraft configuration will be completed using the Boeing then-current basic model aircraft configuration documentation applicable to the Aircraft. Boeing and Customer will incorporate certain other configuration changes into the Aircraft as such changes are offered by Boeing and accepted by Customer (Final Configuration) in accordance with the following schedule:

1.2.1 [*CTR].

1.2.2 As soon as practical after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3 Customer will then have to accept or reject the optional features or as otherwise agreed. Boeing acknowledges that some items may have a longer internal approval process and will work with Customer on those items.

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Open Configuration Matters	BOEING PROPRIETARY

2. Effect on Purchase Agreement.

2.1 Within [*CTR] following Final Configuration, Boeing and Customer execute a written amendment to the Purchase Agreement (Amendment) addressing the items below:

2.1.1 Changes to the basic model aircraft which are applicable to the Aircraft and have been developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

2.1.2 Optional features accepted by Customer pursuant to Article 1.2 above (Customer Configuration Changes);

2.1.3 Update the Aircraft configuration definition contained in Exhibit A of the Purchase Agreement and referenced in Table 1 of the Purchase Agreement; and

2.1.4 Update the prices contained in Table 1 of the Purchase Agreement to adjust for the difference, if any, between the prices estimated for the optional features and the actual prices of the optional features reflected in the Customer Configuration Changes.

2.2 Revisions to the Performance Guarantees may be included in the Amendment when such Customer Configuration Changes have a significant effect on Aircraft performance, otherwise such performance impact will be addressed at the time Boeing demonstrates compliance to the Performance Guarantees.

2.3 If the Amendment to the Purchase Agreement does not occur as set out in Article 2.1 above, then Boeing may rely on Customer’s acceptance of the optional features, as set out in Article 1.2 above, as Customer acceptance of the Amendment and direction to incorporate the Customer Configuration Changes in the Aircraft.

3. Other Letter Agreements.

As the definition of the Aircraft progresses, there may be a need to execute additional letter agreements addressing one or more of the following subjects:

3.1 Software. Additional provisions relating to software.

3.2 Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the Aircraft.

3.3 Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

GUN-PA-04666-LA-1703155 Open Configuration Matters		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04666-LA-1703155 Open Configuration Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04666-LA-1705807

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Integrated Performance Remedy

Reference:	Purchase Agreement No. PA-04666 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Applicable Guarantees.

The Attachment to contains [*CTR] performance guarantees which apply to the Aircraft (Performance Guarantees). The Performance Guarantees include a mission payload guarantee in paragraph 2.3.1 (Mission Payload Guarantee) and a mission block fuel guarantee in paragraph 2.3.2 (Block Fuel Guarantee) applicable to the Aircraft. The remedies contained in this Letter Agreement apply if the guarantee compliance report furnished to Customer for any Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value [*CTR] Block Fuel Guarantee or Mission Payload Guarantee value (each a Compliance Deviation).

2. Demonstration of Compliance.

Article 5.4 of the AGTA and the Performance Guarantees provide a procedure for demonstration of compliance with the Performance Guarantees prior to Aircraft delivery. That method will be used to demonstrate compliance with the Mission Payload Guarantee and Block Fuel Guarantee.

3. Rights and Obligations in the Event of a Compliance Deviation.

In the event of a Compliance Deviation for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable remedies set forth in sections 4 and 5. Customer cannot refuse to accept delivery of such Aircraft because of such Compliance Deviation.

BOEING PROPRIETARY

4. Post Delivery Improvement to Reduce or Eliminate the Compliance Deviation.

In the event of a Compliance Deviation for any Aircraft, the following terms and conditions will apply:

4.1 Boeing may design, or may cause to be designed by the engine manufacturer, airframe improvement parts and/or engine improvement parts (Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the Compliance Deviation.

4.2 If Boeing elects to provide, or causes to be provided, Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Im rovement Parts will be rovided, except those provided by the engine manufacturer,              Unless agreed to otherwise, Im rovement Parts rovided er will be at [*CTR] Boeing and/or engine manufacturer, as applicable, will provide reasonable support for such a program at - to Customer.

4.3 If Customer elects to install Improvement Parts on such Aircraft, they will be installed within - after the delivery of such Improvement Parts to Customer if such i e accomplished during Aircraft line maintenance. Improvement Parts which cannot be installed during Aircraft line maintenance will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and engine manufacturer instructions.

4.4 Boeing will provide and/or will cause en ine manufacturer to reimbursement of Customer’s reasonable [*CTR] to install Improvement Parts at the warranty labor rate in effect, at the time of installation, between Boeing and Customer or engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing and/or the engine manufacturer, as applicable, will give Customer reasonab le advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts. Customer’s claim for reimbursement must reference this Letter Agreement and be submitted to Boeing Warranty and Product Assurance Contracts using established warranty procedures and other terms identified in the Improvement Parts program contemplated in paragraph 4.2.

5. Payments.

If Boeing has not provided, or caused to be provided by the engine manufacturer, Improvement Parts which eliminate the Compliance Deviation, then Boeing will provide only the remedies described in this section 5.

5.1 [ILLEGIBLE] will pay to Customer, for a period not exceeding of each Aircraft, an amount equal to the Annual Payload Compensation Amount (as defined below) for the immediately precedni g calendar year (Annual Period), as adjusted, if at all, pursuant to paragraph5.4 below.

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BOEING PROPRIETARY

5.1.1 The Annual Payload Compensation Amount is a U.S. Dollar amount equal to the sum of each Monthly Payload Compensaiton Amount (as defined below) for all months in such Annual Period. The Monthly Payload Compensation Amount a is defined as, and will be calculatedin accordance with the following formula:

[*CTR]

The following definitions will apply:

• = A specific month in an Annual Period.

• = [*CTR]

11= [*CTR]

[*CTR]

[*CTR].

• = [*CTR]

5.1.1 Customer will provide to Boeing, within - days following the end of each Annual Period, the - for each monthiiiiFieAnnual Period in a single summarized submittalfor all applicable Aircraft.

5.1.2 Boeing will review the NF data. Boeing may request additional informaiton from Customer to further substantiate the NF data. Such additional information will not be unreasonably requested by Boeing, nor unreasonably withheldby Customer.

5.1.3 If Customer does not provide the NF data within the - day requirement, pursuant to paragraph 5.1.2 for any Annual Period, theneustomei- will forfeit any and all rights to payment from Boeing for any such Annual Period and Boeing will have no further obligation to pay Customer any Annual Payload Compensation Amount for such Annual Period.

GUN-PA-04666- LA-1705807 Integrated Performance Remedy		Page 3
BOEING PROPRIETARY

5.2 Annual Excess Fuel Burn Amount. Boeing will pay to Customer, for a period after the delivery of each Aircraft, an amount equal to the Annual Excess Fuel Burn Amount for the immediately preceding calendar year (Annual Period), as adjusted, if at all, pursuant to paragraph 5.4.

5.2.1 The Annual Excess Fuel Burn Amount is a U.S. Dollar amount [*CTR]. The Monthly Excess Fuel Burn Amount is a [*CTR] defined as, and will be calculated in accordance with, the following formula

[*CTR]

The following definitions will apply:

11 [*CTR]

[*CTR]

[*CTR].

[*CTR]

[*CTR]

[*CTR]

5.2.2 Customer will rovide to Boein , within [*CTR] following the end of each Annual Period, the [*CTR] for each month in the Annual Period (Fuel Data ) in a singe summarize submittal for all applicable Aircraft.

5.2.3 Boeing will review the Fuel Data. Boeing may request additional informaiton from Customer to further substantiate the Fuel Data. Such additional informaiton will not be unreasonably requested by Boeing, nor unreasonably withheld by Customer.

GUN-PA-04666-LA-1705807 Integrated Performance Remedy		Page 4
BOEING PROPRIETARY

5.2.4 If Customer does not provide the Fuel Data within the - - requirement, pursuant to paragraph 5.2.2, for any Annual Period, then Customer will forfeit any and all rights to payment from Boeing for any such Annual Period and Boeing will have no further obligation to pay Customer any Annual Excess Fuel Burn Amount for such Annual Period.

5.3 [*CTR]Credit Memorandum. Amounts payable to section 5 will be paid by credit memorandum issued b manufacturer, which may be used solely for [*CTR] applicable. The total amount o sue ere 1 the following:

[*CTR](i)

[*CTR](ii)

No payments will be made pursuant to this section 5 for any Aircraft not operated by Customer or Customers initiallessee.

5.4 Credit Adjustments. The amount of performance improvement attributable to any Improvement Parts will be determined by Boeing analysis based on data verified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this paragraph 5.4. If Improvement Parts are installed on an Aircraft pursuant to paragraph 4.3, subsequent payments of the Annual Excess Fuel Burn Amount will be reduced by an amount consistent with the reduction in the Compilance Deviation after such ImprovementParts are installed. If Customer elects not to install Improvement Parts on any applicable Aircraft pursuant to paragraph 4.3, subsequent payments of the Annual Excess Fuel Burn Amount will be reduced by an amount consistent with the reduction in the Compliance Deviation which would have been realized had such Improvement Parts been installed pursuant to paragraph 4.3.

6. Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine [*CTR]manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Block Fuel Guarantee or any performance metric that otherwise impacts fuel burn. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by engine manufacturer or Boeing pursuant to such other guarantee.

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BOEING PROPRIETARY

7. Exclusive Remedy.

Customer agrees that the remedies contained in sections 4 and 5 are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s Aircraft described herein and are in lieu of all other rights, [*CTR]remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and will constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

8. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

9. Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any [*CTR]other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

GUN-PA-04666-LA-1705807 Integrated Performance Remedy		Page 6
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04666-LA-1705807 Integrated Performance Remedy		Page 7
BOEING PROPRIETARY